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                                                                   EXHIBIT 10.19

                           BROOKLYN UNION GAS COMPANY
                              AND ITS SUBSIDIARIES

                       AGREEMENT FOR FILING CONSOLIDATED
                       FEDERAL INCOME TAX RETURNS AND FOR
                       ALLOCATION OF CONSOLIDATED FEDERAL
                      INCOME TAX LIABILITIES AND BENEFITS
                            DATED SEPTEMBER 1, 1994

        Brooklyn Union Gas Company (BU) and its Subsidiaries (collectively referred to as "the Parties") hereby agree to annually join in the filing of a consolidated Federal income tax return and to allocate the consolidated Federal income tax liabilities and benefits among the members of the consolidated group in accordance with the provisions of this Agreement.

1. PARTIES TO THE AGREEMENT:

        The Parties to this Agreement and the signatures of their corporate officers approving this Agreement are attached as Exhibit 1 to 9. The Exhibits may be modified from time to time to reflect the changes in the consolidated group, with no effect on the basic Agreement.

2. DEFINITIONS:

        "ALTERNATIVE MINIMUM TAX" is the tax imposed by Internal Revenue Code
        Section 55 and shown on Form 4626-Alternative Minimum Tax-Corporations on a separate or consolidated Federal income tax return.

        "ALTERNATIVE MINIMUM TAX CREDIT" is the credit allowed by Internal Revenue Code Section 53 and shown on Form 8827-Credit For Prior Years Alternative Minimum Tax on a separate or consolidated Federal income tax return.

        "CONSOLIDATED TAX" is the aggregate current federal income tax liability for a tax year, excluding the alternative minimum tax, environmental tax and alternative minimum tax credits. It is the tax shown on the consolidated Federal income tax return including any amended returns relating to the same year. If a refund is due on the consolidated Federal income tax return or any amended returns relating to the same year, the consolidated tax for the tax year will be the refund amount.

        "CONSOLIDATED TAXABLE INCOME" is the aggregate taxable income of the Parties to this Agreement for a tax year computed as though such company has filed a separate Federal income tax return on the same basis as used in the consolidated Federal income tax return.


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        "CONSOLIDATED TAXABLE LOSS" is the aggregate taxable loss of the Parties to this Agreement for a tax year computed as though such company had filed a separate Federal income tax return on the same basis as used in the consolidated Federal income tax return.

        "ENVIRONMENTAL TAX" is the tax shown on Form 4626-Alternative Minimum Tax-Corporations on the consolidated Federal income tax return.

        "SEPARATE RETURN TAXABLE INCOME" is the taxable income of a party to this Agreement for a tax year, computed as though such party had filed a separate return on the same basis as used in the consolidated return giving effect to intercompany transactions in the consolidated return in accordance with Treasury Regulations 1.1502-13, except that dividend income from any party shall be disregarded.

        "SEPARATE RETURN TAXABLE LOSS" is the taxable loss of a party to this Agreement for a tax year, computed as though such party had filed a separate return on the same basis as used in the consolidated return giving effect to intercompany transactions in the consolidated return in accordance with Treasury Regulations 1.1502-13, except that dividend income from any party shall be disregarded.

3. TAX ALLOCATION PROCEDURES:

        The consolidated tax shall be allocated among the Parties to this Agreement utilizing the additional amount allocation method, in conformity with Internal Revenue Code Sections 1552(a)(2) and Treasury Regulations 1.1502-33(d)(2)(ii), in the following manner:

        a. BU will act as the agent for all Parties to this Agreement with respect to payments made to or cash received from the Internal Revenue Service or to or from any party to this Agreement.

        b. Intercompany transactions which affect the consolidated taxable income or loss will be treated in accordance with Treasury Regulations 1.1502-13.

        c. Each member of the consolidated group having separate return taxable income will pay to BU an amount equal to its proportionate share of the consolidated tax based on the ratio of their separate return taxable income to the aggregate of all members having separate return taxable income.

        d. Each member of the consolidated group having a separate return taxable loss will receive payment from BU for the tax benefit of such loss utilized in the consolidated Federal income tax return. If the aggregate of the members separate return taxable
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           losses are not entirely utilized in the consolidated Federal income tax return, the aggregate benefit actually received will be apportioned to the members having a separate return tax loss in the ratio of each members separate return taxable loss bears to the aggregate of such losses. The unused separate return taxable loss will be allocated in a similar manner in the year the separate return taxable losses are utilized either by carryback or carryforward in the consolidated Federal income tax return.

        e. General business credits, nonconventional fuel credits and capital losses are allocated to the company that generated the credits or capital losses on a separate return basis. Credits and capital losses not utilized in the current year are allocated to the company that generated these items when they are utilized either by carryback or carryforward in the consolidated Federal income tax return.

        f. The environmental tax is allocated to members having positive alternative minimum taxable income based on the ratio of their separate return alternative minimum taxable income to the aggregate of all the members having separate return alternative minimum taxable income. Any tax due from members other than BU will be paid to BU.

        g. If a consolidated alternative minimum tax exists, the tax will be apportioned to the members having a separate return alternative minimum tax (applying the tax allocation procedures of this section
           3) based on the ratio of their separate return alternative minimum tax to the aggregate of all members having separate return alternative minimum tax. Any tax due from members other than BU will be paid to BU.

        h. If a consolidated tax is reduced by an alternative minimum tax credit, the credit will be apportioned to the members having paid a separate return alternative minimum tax in prior years, on a first-in; first-out basis. The credit will be allocated based on the ratio of the separate return alternative minimum tax to the aggregate of all members having separate return alternative tax for each year from which the credit was generated by reversal of prior years alternative minimum taxes on a first-in; first-out basis. Any credit due to members other than BU will be paid to them by BU.

4. TAX ADJUSTMENTS:

        In the event the consolidated tax is subsequently revised by Internal Revenue Service adjustments, amended returns, claims for refund, or otherwise, such changes, together with any interest related thereto, shall be allocated in the same manner as though these adjustments had been a part of the original consolidated Federal income tax return that was filed. Penalties are
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allocated to BU unless the penalty specifically relates to the actions of any other party to the Agreement. BU will be the sole arbiter for the allocation of penalties under this Agreement.

5. EFFECTIVE DATE:

        This Agreement is effective for the consolidated Federal income tax return to be filed for the fiscal year ending September 30, 1994 and all subsequent years, and all years where a final determination of consolidated Federal income tax has not been made.
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                                                                      EXHIBIT 1

                           BROOKLYN UNION GAS COMPANY
                              AND ITS SUBSIDIARIES

                      PARTIES TO THE AGREEMENT FOR FILING
                    CONSOLIDATED FEDERAL INCOME TAX RETURNS
                   AND FOR ALLOCATION OF CONSOLIDATED FEDERAL
                      INCOME TAX LIABILITIES AND BENEFITS
                            DATED SEPTEMBER 1, 1994


Parties Covered By This Exhibit:

                                                       Federal Employer
       Company Name                                  Identification Number
       ------------                                  ---------------------

Brooklyn Union Gas Company                                 11-0584613



















Approved by RM Diamond                              Title VP, Comptroller & CAO
                                                         ----------------------
Date approved      9/1/94
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                                                                      EXHIBIT 3

                           BROOKLYN UNION GAS COMPANY
                              AND ITS SUBSIDIARIES

                      PARTIES TO THE AGREEMENT FOR FILING
                    CONSOLIDATED FEDERAL INCOME TAX RETURNS
                   AND FOR ALLOCATION OF CONSOLIDATED FEDERAL
                      INCOME TAX LIABILITIES AND BENEFITS
                            DATED SEPTEMBER 1, 1994


Parties Covered By This Exhibit:

                                                       Federal Employer
       Company Name                                  Identification Number
       ------------                                  ---------------------

The Houston Exploration Company                            22-2674487



















Approved by James Westmoreland                        Title VP & Controller
                                                            --------------------
Date approved      9/7/94
               -------------